FORM OF

BIOMERICA, INC.

NON-STATUTORY STOCK OPTION AGREEMENT

Optionee Name:

No. of Option Shares:

Issue Date:

Expiration Date:

Exercise Price:

This Stock Option Agreement (the “Agreement”) is made and entered into effective as of the date set forth on the Signature Page attached hereto by and between Biomerica, Inc., a Delaware corporation (the “Corporation”), and that person identified on the Signature Page below and attached hereto (the “Optionee”).  This option is not intended to qualify and will not be treated as an “incentive stock option” with the meaning of Section 422 of the Internal Revenue Code (the “Code.”)

The grant hereunder is in connection with and in furtherance of the Corporation’s compensatory benefit plan for participation of the Corporation’s employees. This Agreement and the stock option granted hereunder are subject to the terms and conditions found in the Biomerica, Inc. 2020 Stock Incentive Plan (the “Plan”). All defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

1.         Grant of Option.  Subject to the vesting provisions of Section 3 and/or as set forth on the Signature Page attached hereto, the Corporation hereby grants to Optionee, as of the date hereof the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of the aggregate number of shares of Common Stock set forth on the Signature Page attached hereto (the “Option”), subject to adjustment in accordance with the provisions of The Plan and Section 18 below. It is understood and acknowledged that the Option is designated as a Nonstatutory Stock Option which will not qualify as an Incentive Stock Option under Section 422 of the Code.

2.         Exercise Price.  The price to be paid for the shares of Common Stock to be issued upon exercise of the Option or any part thereof shall be as set forth on the Signature Page below (the “Exercise Price.”)

3.         Right to Exercise.  The option shall vest 25% on [DATE – one year anniversary], 25% on [DATE – two year anniversary], 25% on [DATE – three year anniversary] and 25% on [DATE – four year anniversary]. Subject to the provisions of the 2020 Stock Incentive Plan, and the terms of this Agreement, all vested options shall be exercisable in full or in part at any time until [DATE – ten year anniversary].

4.         Securities Law Requirements.  No part of the Option shall be exercised if counsel to the Corporation determines that any applicable registration requirement under the Securities Act of 1933, as amended (the “1933 Act”), or any other applicable requirement of from grant date

5.         Term of Option.  The Option shall terminate in any event on the earliest of (a) the date set forth on the Signature Page, (b) the expiration of the period described in Section 6 below, or (c) the expiration of the period described in Section 7 below.

6.         Exercise Following Termination of Employment, Except By Death, Disability or for Cause.  If the Optionee’s employment at the company is terminated for reasons other than by death, disability or for Cause, all vested Options shall remain exercisable for a period of 90 days following termination of employment. If the Optionee’s employment with the company is terminated for Cause, the Options shall remain exercisable for 7 days.    For this purpose, “Cause” shall mean conviction of a felony, misappropriation of assets of the Corporation or any subsidiary, gross negligence in carrying out the duties of a Member and acts of malfeasance toward the Company.

7.         Exercise Following Death.  If the Optionee’s service with the Corporation terminates by reason of the Optionee’s death or disability, or if the Optionee dies after termination of service but while the Option would have been exercisable hereunder, the vested portion of the Option (to the extent it has not previously been exercised and is then exercisable) may be exercised within twelve (12) months after the date of Optionee’s death or disability (but not later than the Expiration date set forth on the signature page below).   The exercise may be made by the disabled Optionee, or by the Optionee’s representative or by the person entitled thereto under Optionee’s will or the laws of descent and distribution; provided that such representative or such person consents in writing to abide by and be subject to the terms of this Agreement and such writing is delivered to the President of the Corporation.

8.         Nontransferability.  Unless the Corporation otherwise consents in writing, the  Option and all rights and privileges granted hereunder shall be non-assignable and non-transferable by the Optionee, either voluntarily or by operation of law, except by will, by operation of the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor, or by gift to the Optionee’s immediate family, shall not be pledged or hypothecated in any way, and shall be exercisable during lifetime only by the Optionee.  Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Corporation’s option, shall cause all of Optionee’s rights under this Agreement to terminate.

9.         Effect of Exercise.  Upon exercise of all or any part of the Option, the number of shares of Common Stock subject to option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

10.       Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly vested and exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 5; provided, however, that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.

11.       Method of Exercise.  Each exercise of the Option shall be by means of a written notice of exercise in substantially the form attached as Exhibit A delivered to the Secretary of the Corporation at its principal office and accompanied by payment in full of the Exercise Price for each share of Common Stock purchased under the Option.  Such notice shall specify the number of shares of Common Stock with respect to which the Option is exercised and shall be signed by the person exercising the Option.  If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, reasonably satisfactory to the Corporation, of such person’s right to exercise the Option.

The Exercise Price specified in Section 2 above shall be paid in full upon the exercise of the Option (i) by cash, in United States dollars.  The Board of Directors may, but is not obligated to, accept a secured recourse promissory note of Optionee (bearing such rate of interest and such other terms as they may reasonably determine) as payment of the Exercise Price; provided, however, no stock certificate representing the shares be released until the note shall have been paid in full.

12.       Withholding Taxes.  If the Optionee is an employee or former employee of the Corporation when all or part of the Option is exercised, the Corporation may require the Optionee to deliver payment of any withholding taxes (in addition to the Exercise Price) in cash with respect to the difference between the Exercise Price and the Fair Market Value of the Common Stock acquired upon exercise.

13.       Issuance of Shares.  Subject to the foregoing conditions, the Corporation, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Corporation, or such other location as may be acceptable to the Corporation and such person, one or more certificates for the shares of Common Stock with respect to which the Option has been exercised.  Such shares shall be fully paid and nonassessable and shall be issued in the name of such person.  However, at the request of the Optionee, such shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

14.       Limitation of Optionee’s Rights.  Neither Optionee nor any person entitled to exercise the Option shall be or have any of the rights of a shareholder of the Corporation in respect of any share issuable upon the exercise of the Option unless and until a certificate or certificates representing shares of Common Stock shall have been issued and delivered upon exercise of the Option in full or in part.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

15.  Consent Required to Transfer.  In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock purchased under the Option without the prior written consent of the Corporation or its underwriters.  Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters.

16.       Recapitalizations.  Subject to the provision of the Plan, if the outstanding shares of the class then subject to this Option are adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of Common Stock or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation for the issuance of such shares, appropriate adjustments shall be made in the number and /or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregated Exercise Price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the Exercise Price per share and/or an adjustment in the number of shares available under this Option agreement.  Subject to the provisions of the Plan, if the Corporation is the surviving corporation in any merger or consolidation, this Option shall pertain and apply to the securities to which a holder of the number of Common Stock subject to the Option would have been entitled.  In the event of a merger or consolidation in which the Corporation is not the surviving corporation, the date of exercisability of this Option shall be accelerated to a date prior to such merger or consolidation, unless, in order to qualify for “pooling-of-interest” treatment, the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Corporation.  To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Board, whose determination shall be conclusive and binding on all persons.  Except as expressly provided in this Section 16, the Optionee shall have no rights by reason of subdivision or consolidation of shares of Common Stock of any class, the payment of any Common Stock dividend or any other increase or decrease in the number of shares of Common Stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or common stock of another corporation, and any issue by the Corporation of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Exercise Price or the number or Common Stock subject to this Option.

17.       Restricted Stock Provisions.  In addition to certain Federal and state securities laws restrictions, the shares of Common Stock issued on exercise of this Option shall upon issuance be subject to the following restrictions (and, as used herein, “restricted stock” means shares issued on exercise of this Option which are still subject to the restrictions imposed under this Section that have not yet expired or terminated):

(a)  Such shares of restricted stock may not be sold or otherwise transferred or hypothecated;

(b)  The restrictions imposed under Section 17 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off merger, consolidation or reorganization, but such restrictions imposed under Section 17 shall expire or terminate on the earliest to occur of the following:

(i) The ninetieth (90th) day after the date on which shares of the same class of Common Stock as such restricted stock first become registered pursuant to the Exchange Act (which term for this purpose has the same meaning as set forth in the Plan);

(ii) The fifth (5th) anniversary of the date of grant hereof; or

(iii) The occurrence of any event or transaction upon which this Option terminated by reason of the provisions of Section 19 hereof.

(c) Unless the shares to be acquired by the Optionee have been registered under the 1933 Act and any other applicable securities laws of any state, all certificates representing shares of Common Stock purchased upon the exercise of the Option shall bear the following legends:

“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”).  ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”

18.       Stock Incentive Plan.  This Agreement is subject to, and the Corporation and the Optionee agree to be bound by, all of the terms and conditions of the Plan under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of this Option or any of his or her rights hereunder.  Pursuant to said Plan, the Board of Directors of the Corporation or its Committee established for such purposes is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan.  A copy of the Plan in its present form is available for inspection during business hours by the Optionee or other persons entitled to exercise this Option at the Corporation’s principal office.

19.       Notices.  Any notice to the Corporation contemplated by this Agreement shall be addressed to it in care of its CEO; any notice to the Optionee shall be addressed to him or her at the address on file with the Corporation on the date hereof or at such other address as Optionee may hereafter designate in a writing delivered to the Corporation as provided herein.

20.       Interpretation.  The interpretation, construction, performance and enforcement of this Agreement shall lie within the sole discretion of the Board, and the Board’s determinations shall be conclusive and binding on all interested persons.

21.       Governing Law.  This Agreement has been made, executed and delivered in, and the interpretation, performance and enforcement hereof shall be governed by and construed under the laws of the State of California.

            22.       Information to Optionee.  The Corporation hereby agrees to provide the Optionee with the Corporation’s audited annual financial statements.

SIGNATURE PAGE

NON-STATUTORY STOCK OPTION AGREEMENT

PURSUANT TO

BIOMERICA, INC.

2020 STOCK INCENTIVE PLAN

Date of Grant: [DATE]

Exercise Price:  [Price]

Shares Vesting:

[Number - 25% of issued options] on [DATE – one year anniversary from grant date]

[Number - 25% of issued options] on [DATE – one year anniversary from grant date]

[Number - 25% of issued options] on [DATE – one year anniversary from grant date]

[Number - 25% of issued options] on [DATE – one year anniversary from grant date]

Total number of shares: [Number] shares

Expiration Date: [DATE – ten year anniversary from grant date]

I have reviewed this Non-Statutory Stock Option Agreement, which was adopted for use in connection with the 2020 Stock Incentive Plan.  I have also received and reviewed a copy of the 2020 Stock Incentive Plan.  As Optionee, I hereby acknowledge that as of the date of grant of this Option, it sets forth the entire understanding between the undersigned Optionee and the Corporation and its Affiliates regarding the acquisition of stock in the Corporation and supersedes all prior oral and written agreements on that subject with the exception of any other option awards previously granted and delivered in writing to the undersigned Optionee under the stock incentive plans of the Corporation.

IN WITNESS WHEREOF, this Non-Statutory Stock Option Agreement has been delivered, adopted and accepted in full by the Parties hereto.

Date:                                                               By: _______________________________

             [Officer Name], “Optionee”

The Corporation hereby agrees to all the terms of the Agreement.

Biomerica, Inc.

By:

      Allen Barbieri, Secretary

By:

      Zackary Irani, Chief Executive Officer